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                                                                   EXHIBIT 10(u)

                       SANTA FE PACIFIC GOLD CORPORATION
                           PHANTOM STOCK OPTION PLAN
                           -------------------------

                                   SECTION 1

                                    GENERAL
                                    -------

    1.1. Purpose. The Santa Fe Pacific Gold Corporation Phantom Stock Option Plan (the "Plan") has been established by Santa Fe Pacific Gold Corporation (the "Company") to:

    (a) attract and retain executives and key managers providing services to the Company;

    (b) motivate participating employees by means of appropriate incentives, to achieve long-range goals;

    (c) provide incentive compensation opportunities which are competitive with those of other corporations in the gold mining industry; and

    (d)  further the identity of interests of Participants and the Company;

and thereby promote the long-term financial interest of the Company.

    1.2. Effective Date. The Plan shall be effective as of July 1, 1993 (the "Effective Date"). The Plan shall be unlimited in duration and, in the event of Plan termination, all Plan provisions shall remain in effect as to outstanding awards until those awards expire or otherwise terminate.

    1.3.  Definitions.  The following definitions are applicable to the Plan:

    "Board" means the Board of Directors of the Company.

    "Cause" means (a) the willful and continued failure by the Participant to substantially perform the Participant's duties with the Company (other than any such failure resulting from the Participant's incapacity due to physical or mental illness), or (b) the willful engaging by the Participant in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise. For purposes of this definition, no act, or failure to act, shall be deemed "willful" unless done, or omitted to be done, by the Participant not in good faith and without

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reasonable belief that the Participant's action or omission was in the best interests of the Company.

"Change in Control" means the occurrence of one of the following events:

         (a) any "person" (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than a trustee or other fiduciary holding securities under a benefit plan of Santa Fe Pacific Corporation ("SFP") or any corporation owned, directly or indirectly, by the stockholders of SFP in substantially the proportions as their ownership of stock of SFP, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of SFP representing 25% or more of the combined voting power of SFP's then outstanding securities.

         (b) during any period of two consecutive years (not including any period ending prior to the Effective Date), individuals who at the beginning of such period constitute the Board of Directors of SFP, and any new director (other than a director designated by a person who has entered into an agreement with SFP to effect a transaction permitted under paragraphs (a), (c) or (d) of this definition) whose election by the Board of Directors of SFP or nomination for election by SFP's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute at least a majority of the Board of Directors of SFP;

         (c) the stockholders of SFP approve a merger or consolidation of SFP with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of SFP outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the merged or consolidated entity) more than 75% of the combined voting power of the voting securities of SFP or such merged or consolidated entity

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         outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of SFP or similar transaction in which no "person" acquires more than 25% of the combined voting power of SFP's then outstanding securities;

     (d) the stockholders of SFP approve a plan of complete liquidation of SFP or the sale or disposition of all or substantially all of SFP's assets. The sale or disposition of all or substantially all of SFP's assets shall mean a sale or other disposition transaction or series of related transactions involving assets of SFP or of any direct or indirect subsidiary of SFP (including the stock of any direct or indirect subsidiary of SFP) in which the value of the assets or stock being sold or otherwise disposed of (as measured by the purchase price being paid therefor or by such other method as the Board of Directors of SFP determines is appropriate in a case where there is no readily ascertainable purchase price) constitutes more than two-thirds of the fair market value of SFP. For purposes of the preceding sentence, the "fair market value of SFP" shall be the aggregate fair market value of SFP's outstanding common stock (on a fully diluted basis) plus the aggregate market value of SFP's other outstanding equity securities. The aggregate market value of SFP's common stock shall be determined by multiplying the number of shares of SFP's common stock (on a fully diluted basis) outstanding on the date of execution and delivery of a definitive agreement ("Transaction Date") with respect to the sale or disposition by SFP of all of substantially all of SFP's assets by the average closing price for SFP's common stock for the ten trading days immediately preceding the Transaction Date. The aggregate market value of any other equity securities of SFP shall be determined in a manner similar to that prescribed in the immediately preceding sentence for determining the aggregate market value of SFP's common stock of by such other method as the Board of Directors of SFP shall determine is appropriate; or

     (e) an event or series of events whereby more than 25% of the stock of the Company or more than 25% of



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          the assets of the Company are conveyed or transferred to the ownership or control of any person other than an entity in which SFP owns more than 80% of the voting securities or equity interests.

     If SFP ceases to own 75% of the combined voting power of the Company's then outstanding voting securities, the Company shall be substituted for SFP as used in this definition of change in Control. Notwithstanding anything herein to the contrary, a pro rata distribution by SFP to its stockholders of SFP's interest in such voting securities of the Company shall not constitute a Change in Control.

"Committee" means the Committee designated by the Board to administer the Plan which shall consist of two or more disinterested persons within the meaning of Rule 16b-3 ("Rule 16b-3") promulgated under the Exchange Act.

"Initial Public Offering" or "IPO" means an initial public offering of the Company's common stock.

"Participant" means any employee of the Company or any subsidiary of the Company who is selected for participation in the Plan in accordance with subsection 1.5.

"Phantom Stock Option" has the meaning ascribed to it in subsection 2.1.

"Retirement" means the Participant's voluntary termination of employment with the Company on or after his early retirement date as defined in the pension plan maintained by the Company under which the Participant is entitled to have the Participant's benefits calculated.

"Share Value" of a share of Phantom Stock, as of any date, means the value of such share determined in accordance with a formula established by the Committee. Such formula may reflect the Company's performance in adding gold reserves, adding gold production and increasing pre-tax cash flow and may be changed or modified by the Committee at any time in its sole discretion; provided, however, once the formula is established by the Committee it may not be changed or modified in any manner that would impair the rights of Participants with respect to awards previously granted under the Plan.

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      "Valuation Date" means the date that the Share Value is determined. Prior to an IPO the following rules shall apply:

     (a) The Effective Date and the last day of each calendar quarter thereafter shall be Valuation Dates; provided, however, the Committee shall designate such other Valuation Dates as it may determine in its sole discretion.

     (b) The calculation of the Share Value shall be made within 60 days of the applicable Valuation Date. Once calculated, Participants shall be notified of the Share Value and such Share Value shall remain in effect until Participants are notified that a new Share Value has been determined as of a succeeding Valuation Date.

      Notwithstanding the foregoing provisions of the Plan, in the event of an IPO, the day of the IPO and each day thereafter shall be a Valuation Date and the Share Value with respect to each such Valuation Date shall be the fair market value of a share of Company stock on that date as determined by the Committee.

     1.4. Administration. The authority to manage and control the operation and administration of the Plan shall be vested in the Committee. Subject to the express provisions of the Plan, the Committee shall have the sole and complete authority: (a) to select Participants in the Plan; (b) to make awards in such forms and amounts as it shall determine; (c) to impose such limitations, restrictions and conditions upon such awards as it shall deem appropriate; (d) to interpret the Plan and to adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan; (e) to correct any defect or omission or to reconcile any inconsistency in the Plan or in any award granted hereunder; and (f) to make all other determinations and to take all other actions necessary or advisable for the implementation and administration of the Plan. The Committee's determinations on matters within its authority shall be conclusive and binding upon the Company and all other persons. All expenses associated with the Plan shall be borne by the Company. The Committee may delegate any of its authority hereunder to such persons as it deems appropriate; provided, however, such authority may not be delegated with respect to the grant of such awards.

     1.5. Participation. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, the executives and managers of the Company who will

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participate in the Plan. Participation in the Plan in any year does not assure or entitle a person to participation in any subsequent year.

     1.6. Governing Law. This Plan shall be governed by the internal laws of the State of New Mexico without regard to any principles of conflict of laws.

     1.7. Successors. The obligations of the Company under the Plan shall be binding upon any assignee or successor in interest to the Company.


                                   SECTION 2

                             PHANTOM STOCK OPTION

     2.1. Definition. A Phantom Stock Option is an award that entitles its holder to receive from the Company upon the Option's exercise an amount equal to:

     (a) the number of shares of "Phantom Stock" as to which the Option is being exercised;

          Multiplied by

     (b) the excess of the Share Value of a share of Phantom Stock on the date of exercise over the Share Value of a share of Phantom Stock on the date that the option was granted.

     2.2. Option Awards. The Committee in its sole discretion shall determine the number of shares of Phantom Stock, if any, to be awarded to an individual Participant with respect to each Phantom Stock Option, and the Share Value of each such share on the grant date. Unless determined otherwise by the Committee, any such award shall vest as follows:

                                      Percentage
                                          of
          Interval                   Shares Vested
          --------                   -------------
     Date of grant up to
      first anniversary                   0%

     First anniversary up
      to second anniversary             33-1/3%

     Second anniversary up
      to third anniversary              66-2/3%

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     Third anniversary and
      thereafter                          100%

Notwithstanding the foregoing, unless determined otherwise by the Committee, all Phantom Stock Options awarded to a Participant shall become vested in accordance with the following rules:

     (a) Death. All Phantom Stock Options awarded to a Participant shall become fully vested upon the Participant's death.

     (b) Retirement, Disability and Severance Program. If a Participant terminates employment on account of Retirement, disability (as determined by the Committee in its sole discretion) or under the Company's Severance Program, the number of the Participant's vested shares on such termination date shall be determined by multiplying the number of shares subject to the Option by a fraction, the numerator of which is the number of full months in the period beginning on the Option's grant date and ending on the Participant's termination date, and the denominator of which is the number of full months in the period beginning on the Option's grant date and ending on the date that the Option would have become fully vested if the Participant's employment had not terminated.

     (c) Change in Control. All Phantom Stock Options awarded to a Participant shall become fully vested upon a Change in Control.

     2.3. Exercise. A Participant may exercise his vested Phantom Stock Options in whole or in part by written notice to the Company prior to the Option's Expiration Date. The amount payable upon exercise of the Phantom Stock Option shall be payable in cash as soon as practicable following receipt of such notice.

     2.4. Option Expiration Date. The "Expiration Date" with respect to a Phantom Stock Option or any portion thereof means the date established by the Committee at the time of grant.

     2.5. Compliance With Applicable Laws and Withholding of Taxes. All awards and payments under the Plan are subject to withholding of all applicable taxes.

                                   SECTION 3

                                 Miscellaneous
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     3.1.  Transferability. No award under the Plan, and no interest therein, shall be transferable except as designated by the Participant by will or by the laws of descent and distribution. All awards shall be redeemable during the Participant's lifetime only by the Participant, and after the Participant's death, the awards shall be redeemable by the Participant's legal representative in accordance with the terms of the Plan and the award.

     3.2. Termination of Employment. After a Participant's termination of employment, the Participant's vested Phantom Stock Options may be exercised in accordance with subsection 2.3, subject to the following rules:

     (a) If a Participant voluntarily terminates his employment with the Company for reasons other than death, disability or retirement, or the Participant's employment is terminated by the Company for Cause, any outstanding Phantom Stock Options shall expire, except to the extent that the Committee permits exercise after such termination date.

     (b) If the Participant's employment terminates on account of the Participant's Retirement or disability, or the Participant's employment is terminated by the Company for reasons other than Cause, the Participant's vested Phantom Stock Options may be exercised for a period of three months after such termination, but no later than the Option's Expiration Date; provided, however, if such Participant's employment terminates prior to an IPO, the Participant's vested Phantom Stock Options shall be exercisable for a period of six months after such termination, but no later than the Option's Expiration Date.

     (c) If the Participant's employment terminates by reason of death, the Participant's Phantom Stock Options may be exercised by the person or persons to whom that right passes by will or by the laws of descent and distribution for a period of twelve months after the date of death, but no later than the Option's Expiration Date.

     3.3. Employment and Stockholder Status. The Plan does not constitute a contract of employment, and selection as a Participant will not give any employee or Participant the right to be retained in the employ of the Company, or any right or claim to any benefit under the Plan unless such right or claim has specifically accrued under the terms of the Plan. No award

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under the Plan shall confer upon the holder thereof any right as a stockholder of the Company.

     3.4. Adjustments to Number of Options Awarded Under the Plan. In the event of any change in the outstanding shares of common stock of the Company by reason of any stock dividend, split, spinoff, recapitalization, merger, consolidation, combination, exchange of shares or otherwise, the terms and the number of any outstanding Phantom Stock Options will be equitably adjusted by the Board in its sole discretion to preserve the benefit of the award for the Company and the Participant.

     3.5. Shares of Stock Subject to Plan. Subject to adjustment in accordance with subsection 3.4, the number of shares of Phantom Stock with respect to which awards may be granted under the Plan shall not exceed, in the aggregate, 4,000,000.

     3.6. Agreement With Company. At the time of any awards under the Plan, the Committee will require a Participant to enter into an agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe.

                                   SECTION 4

     4.1. Amendment and Termination of Plan. The Board may at any time and in any way amend, suspend or terminate the Plan; provided, however, no such amendment, suspension or termination shall:

     (a) impair the rights of Participants with respect to awards previously granted under the Plan;

     (b) be made without shareholder approval to the extent such approval is required by law, agreement or the rules of any exchange or automated quotation system upon which shares of the Company's common stock is listed; or

     (c) make any change that would disqualify the Plan, intended to be so qualified, from the exemption provided by Rule 16b-3.

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